JENNISON SECTOR FUNDS, INC.

Jennison Utility Fund

Supplement dated June 8, 2005
to
Prospectus dated March 18, 2005
___________________________________________________________________

Effective immediately, Shaun Hong, CFA is the lead portfolio manager of the Fund. Also effective immediately, David A. Kiefer, CFA is no longer a portfolio manager for the Fund.

To reflect the foregoing changes, the section of the Prospectus entitled "How the Fund is Managed - Portfolio Managers" is hereby revised by removing all references to Mr. Kiefer and is further revised to name Shaun Hong, CFA as the lead portfolio manager for the Fund.



MF105C1